Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of Buckeye Partners, L.P. (“Buckeye”) on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith E. St.Clair, Executive Vice President and Chief Financial Officer of Buckeye GP LLC, the general partner of Buckeye, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Buckeye.

BUCKEYE GP LLC, as general partner of Buckeye

Date: February 26, 2015	/s/ KEITH E. ST.CLAIR
Keith E. St.Clair
Executive Vice President and Chief Financial Officer